Exhibit 99.1 Investor Presentation 1Q23 - Confidential -

Highlights - Attractive Investment Characteristics Quarterly Highlights - 1Q23 Revenues Grew 10% to $608.2 Million - 1Q23 Adjusted EBITDA Grew 5% to $130.9 Million - New 5.5-year lease agreement with Oklahoma DOC for 1,900-bed Great Plains Facility = $8.5 million in annualized straight-line lease revenue Focus on Debt Reduction - Completed comprehensive transactions in 2022, staggering debt maturities over a longer period of time and significantly reducing near-term debt. - Reduced Net Debt by Approximately $70 Million in 1Q23 - Goal of reducing net leverage to below 3.5 times by the end of 2023 and below 3 times by the end of 2024. Attractive Equity Valuation - Attractive equity valuation compared to peer group and similar diversified services companies. - GEO stock currently trading below 6x Enterprise Value to Adjusted EBITDA and more than 15% Free Cash Flow Yield 2

Financial Highlights Revenues ($ in millions) Net Income ($ in millions) Adjusted EBITDA ($ in millions) 3

Company Overview 4

Company History Ø Founded in 1984 Ø Initial Public Offering (IPO) in 1994 Ø Listed on NYSE in 1996 Ø Included in Major Indexes: Ø S&P 600 Ø Russell 2000 Ø 18,000+ Employees 5

Diversified Government Service Provider Ø Secure Residential Care § ICE Processing Centers § USMS Detention Facilities § State Correctional and Rehabilitation Facilities Ø Non-Secure Residential Care § Residential Reentry Centers/Halfway Houses Ø Non-Residential Services § Day Reporting Centers § Electronic Monitoring Ø Services provided in US, Australia, UK, and South Africa 6

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Diversified U.S. Facility Footprint 50 GEO Secure Services Facilities 42 GEO Care Residential Facilities 8

International Services 4 International Facilities 9

GEO is a Leading Diversified Services Provider GEO is a leading provider of diversified secure and community reentry services with a 40% share of the market Bed Capacity 100,000 82,000 78,500 40% 38% 80,000 70,200 60,000 57,500 27,000 40,000 17,000 14% 8% 20,000 1,000 0 GEO CoreCivic MTC All Others Owned/Leased Managed Only * Based on total beds including idle and under development for U.S. headquartered companies only 10 Figures are an approximation based on company disclosures and websites

Difficult to Replace Real Estate § 17.6 Million Sq. Ft. owned and/or managed § 58,000 Owned/Leased Beds § Economic Useful Life: 75+ Years Karnes County Immigration Processing Center, TX § Newer Facility Assets = 20-Year Avg. Age § Difficult to Replace = High Barriers to Entry • Difficult permitting and zoning Riverbend Correctional & • Long development lead times Rehabilitation Facility, GA • High Capital Requirements § $2 billion in book long-term assets with minimum targeted ROI of 13-15% Taylor Street Halfway House, CA 11

Segment Trends 12

Segment Trends USMS ICE Ø Continued Capacity Needs Ø U.S. Southwest Border Crossings Ø Facilities strategically located Ø Alternatives To Detention Program to support USMS needs Demand for Diversified Government Services Reentry Services State Correctional Agencies Ø Available capacity at existing Ø Aging State prison infrastructure residential reentry centers Ø Correctional Staffing challenges Ø Growth in Non-Residential Programs 13

U.S. Immigration and Customs Enforcement FEDERAL SEGMENT U.S. Southwest Border Alternatives To Detention Reentry Crossings Program Services MAR2022 - YTD2023 Southwest Land Border APR2022 - YTD2023 Program Participants Encounters On Technology Monitoring 350,000 300,000 318K 301K 294K 293K 288K 300,000 284K 252K 281K 281K 241K 269K 269K 250,000 236K 235K 231K 228K 223K 246K 208K 234K 250,000 204K 228K 200K 192K 200,000 200,000 156K 157K 150,000 150,000 100,000 100,000 50,000 50,000 - - Source: TRAC Alternatives to Detention Data Source: U.S. Customs and Border Protection FY Southwest Land Border Encounters by Month (https://trac.syr.edu/immigration/detentionstats/atd_pop_ta (https://www.cbp.gov/newsroom/stats/southwest-land- ble.html) 14 border-encounters)

Immigration Policies Update Title 42 – U.S. Southwest Border Restrictions • Title 42 restrictions lifted on May 11, 2023, coinciding with the expiration of the COVID pandemic public health emergency declaration Migrant Parole Program • On Jan. 5, 2023, Biden Administration rolled out an expansion of Migrant Parole Program (with monthly cap of 30,000 individuals) for migrants from Venezuela, Cuba, Nicaragua, & Haiti • Migrant Parole Program policy is being challenged by the State of Texas and several other States in federal court Asylum Transit Ban - Circumvention of Lawful Pathways • Requires migrants to first seek asylum in a third country and use lawful pathways to seek asylum in the U.S. • Migrants who otherwise illegally cross the U.S. border would face a presumption of ineligibility during credible fear asylum hearings and would be more likely to face removal • Several groups have announced plans to legally challenge the rule 15

U.S. Immigration and Customs Enforcement ICE Processing Center Beds Breakdown * ICE Processing Center Beds Private Sector Beds Public Sector 10% GEO 42% Other Private 58% Sector 90% * Approximations based on contract guarantee bed counts Source: ICE Integrated Decision Support (IIDS), 04/11/2023 16 https://www.ice.gov/detain/detention-management

U.S. Marshals Service (USMS) Stable USMS Detention Populations (2014 –2022) 70,000 63,687 63,679 61,435 61,421 60,000 55,776 55,170 51,777 51,316 50,317 50,000 40,000 30,000 ~41% Contractor 20,000 Beds 10,000 - 2014 2015 2016 2017 2018 2019 2020 2021 2022 Source: 2014-2021 figures are taken from the USMS FY 2023 Performance Budget (https://www.justice.gov/file/1493071/download#:~:text=The%20USMS%20requests%20a%20total,for%20FPD%20in%20FY%202023.) Source: YTD2022 Figures are based USMS 2022 Average Daily Population 17 (https://www.usmarshals.gov/sites/default/files/media/document/2022-Prisoner-Operations.pdf)

Aging Public Prisons Ø Aging Public Prison Facilities are Costly and Less Safe § Public Prison Facilities have Significant Deferred Maintenance Needs Ø More than 200,000 Public Prison Beds are Older than Economic Useful Life of 75 years § Close to 100,000 Public Prison Beds are 100+ Years Old Ø GEO Prison Portfolio is Significantly Younger than States where we operate § GEO Facilities have Average Age of 20 Years Avg. Age 70 64 60 49 49 48 50 46 42 38 38 38 40 36 30 20 20 10 0 Indiana Oklahoma California New Mexico Arizona Texas Virginia Georgia Michigan Florida GEO 18 Source: Bureau of Justice Statistics; State DOC Websites

Available Beds in Inventory

Secure Services Facilities	Location	Ownership	Bed Count
D. Ray James Correctional Facility	GA	Owned	1,900
Flightline Correctional Facility	TX	Owned	1,800
North Lake Correctional Facility	MI	Owned	1,800
Big Spring Correctional Facility	TX	Owned	1,732
Rivers Correctional Facility	NC	Owned	1,450
McFarland Female CRF	CA	Owned	300
		SUBTOTAL	**8,982**
Non-Secure Reentry Facilities			
Bo Robinson ATC	NJ	Owned	900
Cheyenne Mountain Reentry Center	CO	Owned	750
Other Facilities	Multiple	Owned	~800
		SUBTOTAL	**2,450**

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Financial Overview 20

Financial Highlights Ø 1Q23 Revenue of $608.2 Million Ø 1Y23 Net Income of $28 Million Ø 1Y23 Adjusted EBITDA of $130.9 Million Q1 2023 Q1 2022 Revenue $608,209 $551,185 Net Income $27,994 $38,179 Adjusted EBITDA* $130,916 $125,164 21 * Reconciliation of Non-GAAP measures included in GEO’s 1Q23 Earnings Release & Supplemental

Revenues by Segment FY2022 Revenue = $2.38 Billion GEO Secure GEO Care Services 32% 68% Reentry Services 11% Electronic Monitoring Federal & Supervision Services 21% 44% International State 8% 16% 22

Diversified Long-Term, High-Quality Customer Relationships Revenues By Customer (FY2022) Other Non- South Africa Residential Various Others Texas 1% 7% 4% 1% Virginia 1% Georgia ICE* 1% 44% New Jersey 1% Federal New Mexico 1% Government Oklahoma 64% 2% Indiana 2% Arizona U.S. Marshals 4% 16% Florida Australia Bureau of Prisons 4% 7% 4% Long-term relationships with top customers – 30+ Years with Federal Gov’t 23 * Includes ICE Alternatives to Detention-ISAP Contract

FY2023 Guidance Net Income Attributable to GEO $105 Million - $125 Million + Net Interest Expense $214 Million - $217 Million + Income Taxes $43 Million - $49 Million (including income tax provision on equity in earnings of affiliates) + Depreciation and Amortization $128.5 Million - 129.5 Million + Non-Cash Stock Based Compensation $16.5 Million Adjusted EBITDA $507 Million - $537 Million Net Income Attributable to GEO Per Diluted Share $0.84 - $1.00 Weighted Average Common Shares Outstanding - Diluted 125.3 Million CAPEX Growth $8 Million - $10 Million Technology $25 Million - $30 Million Facility Maintenance $45 Million - $50 Million Capital Expenditures $78 Million - $90 Million Total Debt, Net $1.815 Billion - $1.775 Billion Total Leverage, Net * 3.49x - 3.41x 24 * Total Net Leverage is calculated using the midpoint of Adjusted EBITDA guidance range.

Debt Reduction

Debt Reduction

- During the first quarter of 2023, GEO reduced net recourse debt by approximately $70 million.
- Debt reduction expected to naturally reduce interest expense by approximately $25 million every year.
- Ended 1Q23 with net debt of $1.9 billion and net leverage of approximately 3.5 times Adjusted EBITDA.
- Goal of reducing net leverage to below 3.5 times by the end of 2023 and to below 3 times by the end of 2024.

Transactions – Debt Maturities

- Successfully completed transactions in August of 2022 to comprehensively address the substantial majority of outstanding debt maturities and staggered GEO's debt maturities over a longer period of time through 2028.
- Post closing of transactions, GEO redeemed $126 million in remaining 2023 Senior Notes and repaid remaining $147 million outstanding under 2024 Term Loans.

Asset Sales

- In 2022, we completed $84 million asset sale of equity investment interest in Ravenhall Correctional Centre in Australia.
- Over the last two years, GEO completed sales involving facility assets, business segment contracts, and land, totaling approximately $154 million in proceeds.

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Environmental, Social & Governance (ESG) Overview 26

High Quality Government Contracts Ø All Investment Grade Customers Ø Required by Law to Pay on Time: 45-60 days Ø No Receivables Problems Ø Payment Schedule: Monthly Billing Ø Majority of Contracts Include Fixed Monthly Payments Ø Contract Terms: Average Length of 7-10 Years Ø Customer Retention: In Excess of 90% 27

Highly Regulated / Professional Services Ø Lengthy Contracts Specifying all Service Requirements Ø On-Site, Full-Time Customer Contract Monitors at Facilities in the U.S. Ø Full-time GEO Compliance Monitors at Facilities in the U.S. Ø Independent Contract Compliance Division Reporting Directly to the CEO, which Conducts Ongoing Comprehensive Facility Audits Ø American Correctional Association Accreditation with Scores in Excess of 99% Ø National Commission on Correctional Health Care Accreditation 28

Fourth Annual Human Rights and ESG Report • In 2022, GEO published our Fourth Annual Human Rights and ESG Report. • The report includes enhanced disclosures related to our Board oversight of human rights and ESG matters, employee diversity and training programs, corporate governance, and environmental sustainability, with updated ESG metrics covering the 2021 calendar year. • The publication of our fourth annual Human Rights and ESG report highlights our continued commitment to respecting the human rights and improving the lives of those entrusted to our care. • GEO recently undertook a Human Rights Due Diligence process, which focused on identifying salient human rights and included interviews with a diverse group of internal and external GEO stakeholders. • The results of this due diligence process were incorporated into the Human Rights and ESG report. 29

GEO’s ESG Objectives • To implement best practices that follow recognized global Human Rights standards and respect the basic human rights of all individuals in our care. • To be a leading provider of enhanced in-custody rehabilitation programs and post-release support services through our award-winning GEO Continuum of Care ®. • To provide quality support services that foster a safe and humane environment, deliver high-quality medical care, and adhere to independent accreditation standards. • To provide development opportunities to our workforce and to instill an organizational culture rooted in diversity, inclusion, and respect. • To advance environmental sustainability in our facilities by investing in energy conservation measures and following 30 independent Green Building certification standards.

Board Oversight Criminal Justice Rehabilitation Human Rights Committee Committee • Periodic review of GEO Continuum of Care • Annual review of Human Rights & ESG Report • Periodic review of in-custody rehabilitation • Periodic review of ESG initiatives programs • Periodic review of reentry services and • Ongoing review of company’s treatment programs of those entrusted to its care • Periodic review of post-release support • Periodic review of GEO’s engagement with investors and external stakeholders services Nominating & Corporate Cyber Security & Environmental Governance Committee Oversight Committee • Periodic review of GEO’s bylaws, Code of • Periodic reviews of GEO’s cyber security Business Conduct and Ethics, and capabilities and privacy practices corporate governance guidelines • Periodic review of potential cyber • Annual review of GEO’s Political vulnerabilities and remediation measures, Activities and Contributions Policy and if needed Report • Periodic review and evaluation of GEO’s • Annual review of GEO’s political environmental sustainability initiatives contributions and lobbying expenditures 31

Human Rights Due Diligence Process (2022) • With the assistance of a third-party ESG firm, GEO conducted a human rights due diligence process in 2022, focusing on identifying salient human rights based on the nature of GEO’s services. • GEO’s human rights risk assessment involved a four-step process that included active engagement with all critical stakeholder groups: 1. Preparation 2. Analysis & Interviews 3. Saliency Assessment of Potential Risks 4. Reporting • GEO used the framework established by the United Nations Guiding Principles on Business and Human Rights and relied on the following foundational sources of international human rights: • United Nations (UN) Universal Declaration of Human Rights • UN International Covenant on Civil and Political Rights • UN International Covenant on Economic, Social and Cultural Rights • International Labour Organization (ILO) Fundamental Principles and Rights at Work 32

Human Rights Due Diligence Process (2022) Stakeholder Interviews • GEO conducted 26 interviews with internal and external stakeholders to gain a wide view on potentially salient human rights. • Internal stakeholders included members of GEO’s Board of Directors, executive leadership and division heads, subject matter experts, and frontline employees. • The external stakeholders engaged included former GEO inmates/Continuum of Care alumni, multiple representatives of GEO shareholders, including institutional investors and members of the Interfaith Center on Corporate Responsibility (ICCR), and two Community Advisory Boards in Indiana and Louisiana. Plans and Objectives • The identification and scoring of salient human rights both for inmates/detainees/residents and employees provide a framework for reviewing GEO’s Global Human Rights Policy, making necessary adjustments and fostering continuous improvement. • Moving forward, we expect to evaluate additional human rights initiatives, including a future review of our Global Human Rights Policy and its 33 implementation.

Diversified Employer Diversity • We are proud to be a diversified employer. • Women comprise an equal portion of our domestic workforce and play a significant role in our leadership and management. • Across GEO, under-represented minorities account for 68% of our U.S. workforce. Employee Training • We have a robust training program for staff at all levels of the organization. • In 2022, our U.S. Secure Services division completed approximately 1.5 million staff training hours 34

Environmentally Responsible • GEO’s Environmental Sustainability Policy Statement is disclosed in Annual ESG Report. • GEO also provides disclosures on energy consumption statistics, water usage metrics, and Greenhouse Gas (GHG) Scope 1 and Scope 2 Emissions and Intensity Ratios. • GEO’s commitment to sustainable building practices is reflected in our focus on new design and construction in accordance with LEED standards administered by the Green Building Certification Institute. GEO’s Blackwater River Correctional & Rehabilitation Facility Received LEED Gold Certification in 2011 35

World Class Health Care • Disclosures in our Human Rights and ESG Report demonstrate the high quality of medical services provided across GEO’s Secure Services facilities in the U.S. • GEO’s ICE Processing Centers typically have approximately double the number of healthcare staff, as compared to state correctional facilities. • Our facilities are highly rated by leading accreditation entities: • The American Correctional Association • The Nation Commission of Correctional Health Care Source: 2021 GEO Human Rights and ESG Report 36

GEO Continuum of Care®: Rehabilitator of Lives • GEO Continuum of Care® focuses on integrating in-custody evidence-based rehabilitation with post-release services aimed at reducing recidivism. • GEO Continuum of Care 2022 Milestones: • Completed approximately 3.5 million hours of rehabilitation programming • Awarded approximately 2,400 GEDs and high school equivalency degrees • Awarded over 8,100 vocational training certifications • Awarded approximately 7,300 substance abuse treatment completions Since 2016, GEO has • Achieved over 40,000 behavioral allocated approximately program completions and more than $8 million in grants to 34,000 individual cognitive behavioral returning citizens to sessions assist them with community needs. • Provided Post-Release support services to more than 2,500 individuals with over 700 attaining employment. 37

Appendix 38

Income Statement Q1 2023 Q1 2022 (unaudited) (unaudited) Revenues $ 6 08,209 $ 551,185 Operating expenses 4 33,492 385,161 Depreciation and amortization 31,923 35,938 General and administrative expenses 50,134 48,560 Operating income 92,660 81,526 1,168 5,628 Interest income Interest expense (54,258) (31,621) (Loss) on extinguishment of debt (136) - Gain on asset divestitures - (627) Income before income taxes and equity in earnings of affiliates 39,434 54,906 Provision for income taxes 12,362 17,962 922 1,235 Equity in earnings of affiliates, net of income tax provision Net income 27,994 3 8,179 Less: Net loss attributable to noncontrolling interests 9 40 Net income attributable to The GEO Group, Inc. $ 28,003 $ 38,219 Weighted Average Common Shares Outstanding: Basic 121,432 120,714 Diluted 125,139 121,394 Net income per Common Share Attributable to The GEO Group, Inc.** : Basic: Net income per share — basic $ $ 0.19 0.26 Diluted: Net income per share — diluted $ 0.19 $ 0.26 * All figures in '000s, except per share data ** In accordance with U.S. GAAP, diluted earnings per share attributable to GEO available to common stockholders is calculated under the if-converted method or the two-class method, whichever calculation results in the lowest diluted earnings per share amount, which may be lower than Adjusted Net Income Per Diluted Share. 39

Balance Sheet As of As of March 31, 2023 December 31, 2022 (unaudited) (unaudited) ASSETS Cash and cash equivalents $ 110,916 $ 95,073 Accounts receivable, less allowance for doubtful accounts 349,337 416,399 Prepaid expenses and other current assets 40,995 43,536 Total current assets $ 501,248 $ 555,008 Restricted Cash and Investments 129,832 111,691 Property and Equipment, Net 1,972,859 2,002,021 Operating Lease Right-of-Use Assets, Net 85,294 90,950 Assets Held for Sale 14,594 480 8, 005 8,005 Deferred Income Tax Assets 899,435 902,887 Intangible Assets, Net (including goodwill) 90,717 89,341 Other Non-Current Assets Total Assets $ 3,701,984 $ 3,760,383 LIABILITIES AND SHAREHOLDERS' EQUITY Accounts payable $ 78,851 $ 79,312 Accrued payroll and related taxes 69,020 53,225 Accrued expenses and other current liabilities 182,768 237,369 Operating lease liabilities, current portion 20,723 22,584 Current portion of finance lease obligations, long-term debt, and non-recourse debt 44,736 44,722 Total current liabilities $ 396,098 $ 437,212 Deferred Income Tax Liabilities 75,849 75,849 Other Non-Current Liabilities 76,232 74,008 Operating Lease Liabilities 69,698 73,801 Finance Lease Liabilities 1, 102 1,280 Long-Term Debt 1,883,956 1,933,145 Total Shareholders' Equity 1,199,049 1,165,088 Total Liabilities and Shareholders' Equity $ 3,701,984 $ 3,760,383 * all figures in '000s 40

Debt Maturity Schedule 41